                           EAGLE GROWTH SHARES, INC.

PRESIDENT'S LETTER - July 6, 2001

Dear Shareholders,

The investment style of Eagle Growth Shares is aggressive growth. We began the fiscal year 97.1% invested in equities. We ended the half year 96.2% invested in equities.

During this period, the computer industry's book to bill ratio hit
42 percent, the lowest index level since its inception. Bulls trust the Fed to cut interest rates enough to help the economy. Certainly the Fed has given every indication it will move aggressively if more troubling economic statistics appear.

The first quarter saw worker productivity register its sharpest decline in eight years while upward wage pressure caused the largest jump in labor costs in over a decade. The Labor Department reported productivity falling at an annual rate of 1.2% in the first quarter of 2001, after rising at a rate of 2% in the last quarter of 2000. Unit labor costs, a key gauge of inflationary pressure, soared 6.3% annually versus a 4.5% advance in the last quarter of 2000.

The report highlights the dilemma facing the Federal Reserve. Slumping productivity argues for cutting interest rates while rising labor costs argue against it. Economists question whether dropping productivity and increasing wage inflation represent an anomaly or a precursor to more corrosion in the economy. We realize that declining productivity and increasing wage costs may squeeze corporate profits and shall judge any further actions with this in mind.

The additions and deletions to the portfolio do not represent an investing theme but rather individual decisions in response to opportunities presented by chaotic markets.

We now watch to see if interest rate cuts will improve the economy or if economic decline will continue. We are reminded of waiting in the dentist's chair for the novocaine to take effect.

Historically, the market has moved ahead of the economy by six to nine months. We expect history to repeat itself, presenting new opportunities ahead.


                                        Very truly yours,

                                        /s/ Donald H. Baxter

                                        Donald H. Baxter
                                        President

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO OF INVESTMENTS  -  MAY 31, 2001

 Shares                                                              Value
--------                                                           ----------
                             COMMON STOCKS - 96.2%
                           AEROSPACE/DEFENSE - 4.1%
 1,500       *Alliant Techsystems Inc............................  $  143,040
                                                                   ----------
                           AUTO DEALERSHIPS - 2.2%
 3,000       *Group 1 Automotive, Inc.  .........................      76,500
                                                                   ----------
                     BUSINESS SUPPLIES & SERVICES - 4.3%
 8,000        Harland (John H.) Co.  ............................     150,560
                                                                   ----------
                         BROADCASTING/CABLE TV - 5.9%
 8,000       *AT&T Liberty Media Group, Cl "A"...................     134,800
 1,000       *Cablevision NY Group ..............................      56,850
   500       *Rainbow Media Group ...............................      12,050
                                                                   ----------
                                                                      203,700
                                                                   ----------
                             CONGLOMERATES - 2.6%
 4,000        Federal Signal Corp. ..............................      90,040
                                                                   ----------
                             CONSTRUCTION - 3.2%
 3,000        Lennar Corp. ......................................     111,000
                                                                   ----------
                           CONSUMER PRODUCTS - 4.8%
 7,000       *Elizabeth Arden, Inc.  ............................     168,350
                                                                   ----------
                        DIVERSIFIED ELECTRONICS - 1.8%
 3,000       *Maxwell Technologies, Inc. ........................      63,180
                                                                   ----------
                          FINANCIAL SERVICES - 9.5%
 3,000        Federal Home Loan Mortgage Corp. ..................     198,600
 2,000        First Data Corp....................................     131,220
                                                                   ----------
                                                                      329,820
                                                                   ----------
                           FOOD DISTRIBUTION - 7.2%
 3,000        Fleming Cos. Inc. .................................      95,310
 6,000       *Performance Food Group Co. ........................     154,020
                                                                   ----------
                                                                      249,330
                                                                   ----------
                             GAS UTILITIES - 4.0%
 6,000        Southwest Gas Corporation  ........................     138,780
                                                                   ----------
                           HEALTHCARE PLANS - 1.4%
 5,000       *Humana, Inc. ......................................      47,750
                                                                   ----------

 Shares                                                              Value
--------                                                           ----------
                               INSURANCE - 4.7%
 1,000       *First Health Group Corp.  .........................  $   50,200
 3,400        Leucadia National Corp.............................     113,220
                                                                   ----------
                                                                      163,420
                                                                   ----------
                      MEDICAL EQUIPMENT & SUPPLIES - 2.4%
 3,000       *STERIS Corp. ......................................      51,900
 3,000       *Thortec Corporation ...............................      32,700
                                                                   ----------
                                                                       84,600
                                                                   ----------
                              REAL ESTATE - 8.2%
 5,000        LNR Property Corporation...........................     155,500
10,000        United Dominion Realty Trust, Inc. ................     131,600
                                                                   ----------
                                                                      287,100
                                                                   ----------
                         RECREATIONAL VEHICLES - 3.3%
 6,000        Winnebago Industries, Inc. ........................     114,240
                                                                   ----------
                           RETAIL SPECIALTY - 10.5%
 3,000       *BJs Wholesale Club ................................     146,250
 4,000       *Copart, Inc. ......................................      96,000
35,000       *OfficeMax, Inc. ...................................     124,250
                                                                   ----------
                                                                      366,500
                                                                   ----------
                           TECHNICAL SERVICES - 2.3%
 2,000       *CACI International Inc., Cl "A" ...................      81,400
                                                                   ----------
                              TOYS & GAMES - 2.6%
 5,000        Mattel, Inc.  .....................................      89,000
                                                                   ----------
                               UTILITIES - 6.3%
11,000       *Southern Union Co. ................................     218,460
                                                                   ----------
                        WASTE MANAGEMENT SERVICES- 4.9%
 4,000       *Stericycle Inc. ...................................     171,320
                                                                   ----------

Total Value of Investments (Cost $2,149,564)............... 96.2%   3,348,090
Other Assets, less Liabilities  ...........................  3.8      132,225
                                                           -----   ----------
Net Assets.................................................100.0%  $3,480,315
                                                           =====   ==========

* Non-income producing security

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2001

ASSETS
     Investments in securities, at value
     (identified cost $2,149,564) (Note 1-A)...                    $3,348,090
   Cash........................................                       574,217
   Other assets................................                         1,782
                                                                   ----------
      TOTAL ASSETS.............................                     3,924,089


LIABILITIES
   Payable for investment securities purchased.      $  425,411
   Payable for capital stock redeemed..........          13,044
   Accrued advisory and administrative fees....           2,901
   Other accrued expenses......................           2,418
                                                     ----------
      TOTAL LIABILITIES........................                       443,774
                                                                   ----------
NET ASSETS.....................................                    $3,480,315
                                                                   ==========

NET ASSET VALUE PER SHARE
   ($3,480,315 / 237,325 shares outstanding)
    10,000,000 shares authorized, $0.10 par
    value (Note 2).............................                       $14.66
                                                                      ======

NET ASSETS CONSIST OF:
   Capital paid in.............................                   $2,078,006
   Undistributed net investment deficit........                      (29,254)
   Accumulated net realized gain on investments                      233,037
   Net unrealized appreciation in value of
     investments...............................                    1,198,526
                                                                  ----------
      TOTAL....................................                   $3,480,315
                                                                  ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share...................                       $14.66
   Sales commission:  8 1/2% of offering price*                         1.36
                                                                      ------
   Offering price (adjusted nearest cent) .....                       $16.02
                                                                      ======

   Redemption price............................                       $14.66
                                                                      ======

*On purchases of $10,000 or more the offering price is reduced.

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 2001

INVESTMENT INCOME
  Income:
    Dividends..................................$ 13,560
    Interest...................................   6,109
                                               --------
          TOTAL INCOME.........................              $  19,669

  Expenses (Note 4):
    Investment advisory fee ..................   12,332
    Professional fees.........................   12,131
    Registration fees.........................    7,290
    Transfer agent and dividend disbursing
         agent's fees and expenses............    5,460
    Administrative fee........................    4,111
    Reports and notices to shareholders.......    3,167
    Custodian fees............................    2,637
    Other expenses............................    2,977
                                               --------
          TOTAL EXPENSES......................   50,105
          Less: Custodian fees paid indirectly.   1,182        48,923
                                               --------      --------
          INVESTMENT INCOME-NET................               (29,254)

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 3):
    Net realized gain on investments........... 231,769
    Net unrealized appreciation of
        investments............................ 386,257
                                               --------
          Net gain on investments..............               618,026
                                                             --------
    NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS...........................             $ 588,772
                                                             ========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                     Six Months     Year Ended
                                                       Ended       November 30,
                                                    May 31, 2001      2000
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss............................   $  (29,254)   $  (31,700)
  Net realized gain on investments...............      231,769         2,179
  Net unrealized appreciation of investments.....      386,257       128,160
                                                    ----------    ----------
     Net increase in net assets
        resulting from operations................      588,772        98,639

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......... .. .............       ----          (3,469)
  Net realized gain on investments...............       ----        (194,646)

CAPITAL SHARE TRANSACTIONS
  Increase in net assets resulting
     from capital share transactions (Note 2)....       17,244        67,150
                                                    ----------    ----------
     Net increase (decrease) in net assets.......      606,016      ( 32,326)

NET ASSETS
  Beginning of year..............................    2,874,299     2,906,625
                                                    ----------    ----------
  End of period (including undistributed net
    investment income (deficit) of ($29,254)
    and $0, respectively)........................   $3,480,315     2,874,299
                                                    ==========    ==========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market are valued at the closing sales price on May 31, 2001 Short-term obligations are stated at amortized cost which approximates fair value.

   B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

   C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   D. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

   E. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At May 31, 2001 there were 237,325 shares outstanding. Transactions in capital stock were as follows:

                              Six Months Ended          Year Ended
                                May 31, 2001         November 30, 2000
                            --------------------   --------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------
Capital stock sold..........  14,454   $ 194,625     24,166   $ 282,086
Capital stock issued in
reinvestment of
distributions...............   ----        ----      15,617     191,787
Capital stock redeemed...... (12,911)   (177,381)   (34,597)   (406,723)
                            --------   ---------   --------   ---------
Net increase ...............   1,543   $  17,244      5,186   $  67,150


                            EAGLE GROWTH SHARES, INC.

3. PURCHASES AND SALES OF SECURITIES
   For the six months ended May 31, 2001 purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $1,089,276 and $1,148,518 respectively.

   At May 31, 2001, the cost of investments for Federal income tax purposes was $2,149,564. Accumulated net unrealized appreciation on investments was $1,198,526 consisting of $1,218,517 gross unrealized appreciation and $19,991 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
   Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund.

   As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and .50% of net assets in excess of $400 million.

   As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

   Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

   BFC also serves as the underwriter of the Fund. For the six months ended May 31, 2001, BFC received $1979 in commissions from the sale of Fund shares.

   During the six months ended May 31, 2001, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $450 and the Fund's custodian has provided credits in the amount of $1,182 against custodian charges based on the uninvested cash balances of the Fund.

                            EAGLE GROWTH SHARES, INC.

                              FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                 Six Months
PER SHARE DATA                      Ended          Year  Ended  November  30,
--------------                     May 31,  ------------------------------------------
                                    2001     2000     1999     1998     1997     1996
                                   ------   ------   ------   ------   ------   ------
Net Asset Value,
   Beginning of Year...............$12.19   $12.60   $12.95   $14.86   $13.57   $12.79
                                   ------   ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)....... (0.12)   (0.14)    0.02    (0.07)   (0.14)   (0.05)
Net Realized and Unrealized Gain
  (Loss) on Investments............  2.59     0.60     0.24    (0.20)    1.92     1.71
                                   ------   ------   ------   ------   ------   ------
Total From Investment Operations...  2.47     0.46     0.26    (0.27)    1.78     1.66
                                   ------   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income..............   --      0.02      --       --       --       --
Net Realized Gains.................   --      0.85     0.61     1.64     0.49     0.88
                                   ------   ------   ------   ------   ------   ------
Total Distributions...............    --      0.87     0.61     1.64     0.49     0.88
                                   ------   ------   ------   ------   ------   ------
Net Asset Value, End of Period.....$14.66   $12.19   $12.60   $12.95   $14.86   $13.57
                                   ======   ======   ======   ======   ======   ======

TOTAL RETURN*(%)................... 20.26     3.56     2.08    (1.76)   13.62    13.82
-------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period
  (in thousands)...................$3,480   $2,874   $2,906   $3,100   $3,280   $3,060

Ratio to Average Net Assets:
  Expenses (%)..................... 3.06 (a)  3.10     3.01     2.67     2.75     2.58
  Net Income (Loss) (%)............(1.78)(a) (1.13)    0.23    (0.50)   (0.95)   (0.43)

Ratio to Average Net Assets Before
  Expense Reimbursements:
  Expenses (%)..................... 3.06 (a)  3.10     3.01     2.67     2.75     2.69
  Net Income (Loss) (%)............(1.78)(a) (1.13)    0.23    (0.50)   (0.95)   (0.54)

Portfolio Turnover Rate (%)........   36        56       95       33       47       24

*  Calculated without sales charge.

                      See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of
Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Eagle Growth Shares, Inc., including the portfolio of investments, as of May 31, 2001, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended November 30, 2000 and financial highlights for the six months ended May 31, 2001 and each of the four years in the period ended November 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 1996, were audited by other auditors, whose report, dated December 16, 1996, expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc. at May 31, 2001, and the results of its operations for the six months then ended, changes in its net assets for the six months then ended and the year ended November 30, 2000 and financial highlights for the six months ended May 31, 2001 and each of the four years in the period ended November 30, 2000, in conformity with accounting principles generally accepted in the United States.


                                       BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
June 18, 2001

                           EAGLE GROWTH SHARES, INC.

EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
FIRSTAR BANK, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP  Philadelphia, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (561) 395-2155

                                            [LOGO]

OFFICERS                                    EAGLE
Donald H. Baxter                            GROWTH
  Chairman and President                    SHARES, INC.
Ronald F. Rohe
  Vice President/Secretary/Treasurer

ADMINISTRATIVE STAFF
Keith A. Edelman
  Director of Operations
Diane M. Sarro
  Director of Shareholder Services


DIRECTORS
Donald H. Baxter
Thomas J. Flaherty
James Keogh
Kenneth W. McArthur
Robert L. Meyer
Donald P. Parson
                                                     SEMI-ANNUAL
                                                        REPORT

                                                     MAY 31, 2001

You will find important information
about EAGLE GROWTH SHARES, INC. - its
investment policy and management, past
record, the method of calculating
the per-share net asset value and the
sales commission included in the public
offering price - in the current
prospectus. This report is submitted
for the general information of the
Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.